Exhibit 10.2

EXECUTION VERSION

SECOND SUPPLEMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND SUPPLEMENT is entered into as of May 21, 2021 (this “Second Supplement”) between Donaldson Company, Inc., a Delaware corporation (the “Company”), and the Purchasers listed in the attached Schedule A (the “Purchasers”).

RECITALS

A. The Company has entered into a Note Purchase Agreement dated as of March 27, 2014 with the purchasers listed in Schedule A thereto (as amended by that First Amendment to the Note Purchase Agreement dated as of March 9, 2015, as supplemented by the First Supplement to Note Purchase Agreement dated April 16, 2015 and as heretofore amended and supplemented, the “Note Purchase Agreement”); and

B. The Company desires to issue and sell, and the Purchasers desire to purchase, two additional series of Notes (as defined in the Note Purchase Agreement) pursuant to the Note Purchase Agreement and in accordance with the terms set forth below;

NOW, THEREFORE, the Company and the Purchasers agree as follows:

1. Authorization of the New Notes. The Company has authorized the issue and sale of (a) $100,000,000 aggregate principal amount of Notes to be designated as its 2.50% Senior Notes, Series 2021-A, due August 5, 2031 (the “Series 2021-A Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement) and (b) $50,000,000 aggregate principal amount of Notes to be designated as its 2.12% Senior Notes, Series 2021-B, due November 5, 2028 (the “Series 2021-B Notes,” such term to include any such Notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement; together with the Series 2021-A Notes, the “Notes”). The Notes shall be substantially in the forms set out in Exhibit 1(a) and Exhibit 1(b), respectively, with such changes therefrom, if any, as may be approved by you and the Company.

2. Sale and Purchase of the Notes. Subject to the terms and conditions of this Second Supplement and the Note Purchase Agreement, the Company will issue and sell to each of the Purchasers, and the Purchasers will purchase from the Company, at the related Closing provided for in Section 3, Series 2021-A Notes and/or Series 2021-B Notes in the principal amount specified opposite their respective names in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Purchasers hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance by any other Purchaser hereunder.

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

3. Closing. This Second Supplement shall be executed and delivered in advance of the Closings on May 21, 2021 (the “Execution Date”). The sale and purchase of the (a) Series 2021-A Notes to be purchased by the Purchasers shall occur at a closing (the “First Closing”) on August 5, 2021 or on such other Business Day thereafter on or prior to August 10, 2021 as may be agreed upon by the Company and the Purchasers of the Series 2021-A Notes and (b) Series 2021-B Notes to be purchased by the Purchasers shall occur at a closing (the “Second Closing”) on November 5, 2021 or on such other Business Day thereafter on or prior to November 10, 2021 as may be agreed upon by the Company and the Purchasers of the Series 2021-B Notes at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 9:00 a.m., Chicago time. The First Closing and Second Closing are each referred to herein as a “Closing” and collectively, as the “Closings”. At each Closing, the Company will deliver to each Purchaser the Notes to be purchased by it in the form of a single Note (or such greater number of Series 2021-A Notes or Series 2021-B Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of such Closing and registered in its name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 1-502-5005-4130 at US Bank, SWIFT Code: USBKUS44IMT, ABA Routing Number: 091000022 to the Account Name of Donaldson Company Inc. If at a Closing, the Company shall fail to tender such Notes to a Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 of the Note Purchase Agreement, as modified or expanded by Section 4 hereof, shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

4. Conditions to Closing. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to it at each Closing is subject to the fulfillment to its satisfaction, prior to or at each Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement, as hereafter modified, except for the conditions set forth in Section 4.11 of the Note Purchase Agreement, and to the following additional conditions:

(a) At least five Business Days prior to each Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the applicable funding account information with respect to the Notes to be purchased by such Purchaser, including (i) the name and address of the relevant transferee bank, (ii) such transferee bank’s SWIFT code or other relevant bank identification information and (iii) the account name and number into which the purchase price for each applicable series of Notes is to be deposited. Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $50.00) to the account identified in the written instructions no later than two Business Days prior to either Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to the applicable Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes.

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DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

(b) On or after the Execution Date but prior to the Second Closing, no consent, amendment or waiver with respect to any term or provision of the Note Purchase Agreement (excluding this Supplement) or the Notes (i) requiring the consent of the Required Holders under the Note Purchase Agreement shall have been obtained from such Required Holders without the written consent of Purchasers who have yet to purchase Notes hereunder representing a majority of the aggregate principal amount of the Notes scheduled to be purchased on the date of the First Closing and Second Closing, (ii) requiring the consent of each holder of Notes at the time outstanding under the Note Purchase Agreement shall have been obtained from each such holder without the written consent of each Purchaser who has yet to purchase Notes hereunder, and (iii) requiring the consent of the holder of each Note at the time outstanding affected thereby under the Note Purchase Agreement shall have been obtained from such holders without the written consent of each Purchaser who has yet to purchase Notes hereunder affected (or that would be affected upon issuance of the Notes) thereby.

(c) No Change in Control shall have occurred on or after the Execution Date and prior to the Second Closing.

5. Representations and Warranties of the Company. The Company represents and warrants to the Purchasers that each of the representations and warranties contained in Section 5 of the Note Purchase Agreement is true and correct as of the date of each Closing (i) except that all references to “Purchaser” and “you” therein shall be deemed to refer to the Purchasers hereunder, all references to “this Agreement” shall be deemed to refer to the Note Purchase Agreement as supplemented by this Second Supplement, all references to “Notes” therein shall be deemed to include the Series 2021-A Notes and the Series 2021-B Notes, and (ii) except for changes to such representations and warranties or the Schedules referred to therein, which changes are set forth in the attached Schedule 5.

6. Representations of the Purchasers. Each Purchaser confirms to the Company that the representations set forth in Section 6 of the Note Purchase Agreement are true and correct as to such Purchaser.

7. (a) Mandatory Prepayment of the Series 2021-A Notes. The Series 2021-A Notes are not subject to mandatory prepayment by the Company.

(b) Optional Prepayments. The Series 2021-A Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.2 of the Note Purchase Agreement.

(c) Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2021-A Notes pursuant to the provisions of Section 8.2 of the Note Agreement, the principal amount of the Series 2021-A Notes to be prepaid shall be allocated in the manner and with the effect set forth in Section 8.3 of the Note Purchase Agreement.

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DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

(d) Make-Whole Amount for Series 2021-A Notes. The term “Make-Whole Amount” means with respect to any Series 2021-A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2021-A Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2021-A Note:

“Called Principal” means, the principal of any Series 2021-A Note that is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series 2021-A Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) ..50% plus (b) the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) .50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as

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DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 of the Note Purchase Agreement or Section 12.1 of the Note Purchase Agreement.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

8. (a) Mandatory Prepayment of the Series 2021-B Notes. The Series 2021-B Notes are not subject to mandatory prepayment by the Company.

(b) Optional Prepayments. The Series 2021-B Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.2 of the Note Purchase Agreement.

(c) Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2021-B Notes pursuant to the provisions of Section 8.2 of the Note Agreement, the principal amount of the Series 2021-B Notes to be prepaid shall be allocated in the manner and with the effect set forth in Section 8.3 of the Note Purchase Agreement.

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DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

(d) Make-Whole Amount for Series 2021-B Notes. The term “Make-Whole Amount” means with respect to any Series 2021-B Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series 2021-B Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series 2021-B Note:

“Called Principal” means, the principal of any Series 2021-B Note that is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Series 2021-B Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) ..50% plus (b) the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) .50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as

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DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 of the Note Purchase Agreement or Section 12.1 of the Note Purchase Agreement.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 of the Note Purchase Agreement or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Purchase Agreement, as the context requires.

9. Applicability of Note Purchase Agreement. Except as otherwise expressly provided herein (and expressly permitted by the Note Purchase Agreement), all of the provisions of the Note Purchase Agreement are incorporated by reference herein and shall apply to the Series 2021-A Notes and Series 2021-B Notes as if expressly set forth in this Second Supplement.

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DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

IN WITNESS WHEREOF, the Company and the Purchasers have caused this Second Supplement to be executed and delivered as of the date set forth above.

DONALDSON COMPANY, INC.

By:	/s/ Scott J. Robinson
Name:	Scott J. Robinson
Title:	Senior Vice President and Chief Financial Officer

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By:	/s/ Michael H. Leske
Name: Michael H. Leske
Title: Managing Director

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

MetLife Insurance K.K.

By:	MetLife Investment Management, LLC, its Investment Manager

RSUI Indemnity Company
By:	MetLife Investment Management, LLC, its Investment Manager

Transatlantic Reinsurance Company
By:	MetLife Investment Management, LLC, its Investment Manager

Metropolitan Life Insurance Company
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ John Wills
Name:	John Wills
Title:	Authorized Signatory

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Investment Officer

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

HORIZON HEALTHCARE SERVICES, INC. D/B/A HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By: AllianceBernstein LP, its Investment Advisor

By:	/s/ Amy Judd
Name:	Amy Judd
Title:	Senior Vice President

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

ATHENE ANNUITY AND LIFE COMPANY
By: Apollo Insurance Solutions Group LLC, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

ATHENE LIFE INSURANCE COMPANY OF NEW YORK
By: Apollo Insurance Solutions Group LLC, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

VENERABLE INSURANCE AND ANNUITY COMPANY
By: Apollo Insurance Solutions Group LLC, its investment adviser
By: Apollo Capital Management, L.P., its sub adviser
By: Apollo Capital Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Christopher Patton
Name:	Christopher Patton
Title:	Managing Director

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

SECURITY LIFE OF DENVER INSURANCE COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
TRINITY UNIVERSAL INSURANCE COMPANY

By: Voya Investment Management Co. LLC, as Agent

By:	/s/ Joshua A. Winchester
Name:	Joshua A. Winchester
Title:	Senior Vice President

NN LIFE INSURANCE COMPANY LTD.

By: Voya Investment Management LLC, as Attorney in fact

By:	/s/ Joshua A. Winchester
Name:	Joshua A. Winchester
Title:	Senior Vice President

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ David M. Weisenburger
Name:	David M. Weisenburger
Title:	VP, Fixed Income Securities

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

This Agreement is hereby accepted and agreed to as of the date thereof.

MUTUAL OF OMAHA INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Head of Private Placements

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Head of Private Placements

[FORM OF SERIES 2021-A SENIOR NOTE]

DONALDSON COMPANY, INC.

2.50% Senior Note, Series 2021-A

Due August 5, 2031

No. [_____]	[_____]
$[_______]	PPN 25763# AH3

FOR VALUE RECEIVED, the undersigned, DONALDSON COMPANY, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [                ], or registered assigns, the principal sum of $[                ] on AUGUST 5, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.50% per annum (subject to increase pursuant to Section 1.2(b) of the below defined Note Purchase Agreement) from the date hereof, payable semiannually, on February 5 and August 5 in each year, commencing with the February or August next succeeding the date hereof and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 4.50% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of March 27, 2014, as supplemented pursuant to that certain Second Supplement to the Note Purchase Agreement dated as of May 21, 2021, and as from time to time further amended and supplemented, (the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1(to the extent such representation is required for such transfer) and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. The Notes have not been registered under the Securities Act of 1933, as amended.

EXHIBIT 1(A) TO

SECOND SUPPLEMENT

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

DONALDSON COMPANY, INC.

By:
Title:

EXHIBIT 1(A) TO

SECOND SUPPLEMENT

[FORM OF SERIES 2021-B SENIOR NOTE]

DONALDSON COMPANY, INC.

2.12% Senior Note, Series 2021-B

Due November 5, 2028

No. [_____]	[_____]
$[_______]	PPN 25763# AJ9

FOR VALUE RECEIVED, the undersigned, DONALDSON COMPANY, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, promises to pay to [                ], or registered assigns, the principal sum of $[                ] on November 5, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 2.12% per annum (subject to increase pursuant to Section 1.2(b) of the below defined Note Purchase Agreement) from the date hereof, payable semiannually, on May 5 and November 5 in each year, commencing with the May or November next succeeding the date hereof and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 4.12% or (ii) 2% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Notes (herein called the “Notes”) issued pursuant to a Note Purchase Agreement, dated as of March 27, 2014, as supplemented pursuant to that certain Second Supplement to the Note Purchase Agreement dated as of May 21, 2021, and as from time to time further amended and supplemented, (the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein, and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in

EXHIBIT 1(B) TO

SECOND SUPPLEMENT

DONALDSON COMPANY, INC.	SECOND SUPPLEMENT

Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1(to the extent such representation is required for such transfer) and 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement. The Notes have not been registered under the Securities Act of 1933, as amended.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

DONALDSON COMPANY, INC.

By:
Title:

EXHIBIT 1(B) TO

SECOND SUPPLEMENT